Supplement, dated March 27, 2006, to the Prospectuses, dated March 1, 2006, of
                       Seligman Global Fund Series, Inc.,
      on behalf of its Seligman Global Smaller Companies Fund (the "Fund")

Effective immediately, the fourth paragraph under the caption entitled "Portfolio Management - Global Smaller Companies Fund" on page 28 of the Fund's Prospectus (page 22 with respect to the Fund's Class I Prospectus) is deleted in its entirety to reflect the departure from Wellington International of Mr. Nikunj Hindocha, an investment professional involved in portfolio management and securities analysis for the non-North American portion of the Fund.